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                        SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

                                  _____________

                                    FORM 8-K


                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):  July 28, 1999


                          PARK PLACE ENTERTAINMENT CORPORATION
                            __________________________________
                  (Exact Name of Registrant as Specified in its Charter)


     DELAWARE                        0-14573                  88-0400631
     _______                        _________                  ________
(State or Other                 (Commission File            (IRS Employer
Jurisdiction of                      Number)              Identification No.)
Incorporation)



                             3930 HOWARD HUGHES PARKWAY
                               LAS VEGAS, NEVADA  89109
                              __________________________
                 (Address of Principal Executive Offices) (Zip Code)


                                   (702) 699-5000
                                   ________________
                 (Registrant's telephone number, including area code)


                                   Not Applicable
                                   _______________
              (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS.

             On July 28, 1999, the registrant announced that it had priced a private placement offering of $300 million in aggregate principal amount of Senior Notes to be sold to qualified institutional buyers. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             7(c)   EXHIBITS

                    99 Press Release of Park Place Entertainment Corporation, dated July 28, 1999.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARK PLACE ENTERTAINMENT CORPORATION



                                         By:        /s/ Scott A. LaPorta
                                            -----------------------------------
                                            Name:   Scott  A. LaPorta
                                            Title:  Executive Vice President and
Dated: July 29, 1999                                Chief Financial Officer

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